Exhibit EX-99.CERT

I, Christine Reynolds, certify that:

1.	I have reviewed this report on Form N-Q of Fidelity Massachusetts Municipal Trust;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedules of investments included in this report fair- ly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

	a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particular- ly during the period in which this report is being prepared;

	b.	Designed such internal control over financial reporting, or caused such in- ternal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial report- ing and the preparation of financial statements for external purposes in ac- cordance with generally accepted accounting principles;

	c.	Evaluated the effectiveness of the registrant’s disclosure controls and proce- dures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based upon such evaluation; and

	d.	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially af- fect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

	a.	All significant deficiencies and material weaknesses in the design or opera- tion of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: December 22, 2005

/s/Christine Reynolds Christine Reynolds President and Treasurer

I, Paul M. Murphy, certify that:

1.	I have reviewed this report on Form N-Q of Fidelity Massachusetts Municipal Trust;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedules of investments included in this report fair- ly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

	a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particular- ly during the period in which this report is being prepared;

	b.	Designed such internal control over financial reporting, or caused such in- ternal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial report- ing and the preparation of financial statements for external purposes in ac- cordance with generally accepted accounting principles;

	c.	Evaluated the effectiveness of the registrant’s disclosure controls and proce- dures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based upon such evaluation; and

	d.	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially af- fect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

	a.	All significant deficiencies and material weaknesses in the design or opera- tion of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: December 22, 2005

/s/Paul M. Murphy Paul M. Murphy Chief Financial Officer